UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 20, 2004


                               ARADYME CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-50038              33-0619254
--------------------------------  ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)


                  677 E 700 S, Suite 201
                     American Fork, UT                        84003
         -----------------------------------------          ----------
         (Address of principal executive offices)           (Zip code)


                                  801-756-9585
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              (Registrant's telephone number, including area code)


                                      N/A
              -----------------------------------------------------
              (Former name, former address, and formal fiscal year,
                         if changed since last report)

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                ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
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         On April 20, 2004, Aradyme Corporation provided a letter to its shareholders, a copy of which is attached as Exhibit 99.01.

                               ___________________

         This report contains statements about the future, sometimes referred to as "forward-looking" statements. Forward-looking statements are typically identified by the use of the words "believe," "may," "should," "expect," "anticipate," "estimate," "project," "propose," "plan," "intend" and similar words and expressions. We intend that the forward-looking statements will be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements that describe our future strategic plans, goals or objectives are also forward-looking statements.

         Although we have attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause the forward-looking statements not to come true as described in this report. These forward-looking statements are only predictions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially. While we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The forward-looking information is based on present circumstances and on our predictions respecting events that have not occurred, that may not occur, or that may occur with different consequences from those now assumed or anticipated. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Aradyme's Annual Report on Form 10-KSB for the year ended September 30, 2003, and other SEC reports.

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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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         The following is filed as an exhibit to this report:


    Exhibit
    Number            Title of Document                          Location
---------------  ----------------------------------------------  ---------------

   Item 99.      Other Exhibits
---------------  ----------------------------------------------  ---------------
    99.01        Shareholder Letter dated April 20, 2004         This filing

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

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARADYME CORPORATION
                                            Registrant


Dated:  April 22, 2003                      By  /s/ Kirk L. Tanner
                                               ------------------------------
                                               Kirk L. Tanner, President

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